                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 21, 2005



                           CITIZENS FIRST CORPORATION

             (Exact name of Registrant as specified in its charter)

 Kentucky                          333-67435                      61-0912615
---------------------------        ---------                    --------------
(State or other                    (Commission                   (IRS employer
jurisdiction of                    file number)                identification)
incorporation)                                                         number)


                1805 Campbell Lane, Bowling Green, Kentucky 42104
                    (Address of principal executive offices)


                                 (270) 393-0700

              (Registrant's telephone number, including area code)

ITEM 2.02.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On April 20, 2005, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company's operating results for the quarter and three months ended March 31, 2005.


ITEM 7.01. REGULATION FD DISCLOSURE

     On April 21, 2005, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference. The press release announced that the Board of Directors of Citizens First Corporation declared a 5% stock dividend on each share of common stock of the Corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         C. Exhibits

         99.1  Press Release dated April 20, 2005.

         99.2  Press Release dated April 21, 2005.


    The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION
                                   (Registrant)



                                        By:   Bill D. Wright
                                           /s/Bill D. Wright
                                   Vice President and Chief Financial Officer
Date:  April 21, 2005
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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

99.1     Press Release dated April 20, 2005

99.2     Press Release dated April 21, 2005

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